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                                                                   EXHIBIT 10-AH



                       TENTH AMENDMENT TO LOAN AGREEMENT

         This TENTH AMENDMENT TO LOAN AGREEMENT (this "Amendment") is made and entered into as of May 7, 1996, by and among FOXMEYER HEALTH CORPORATION (f/k/a National Intergroup, Inc.) ("Borrower"), a Delaware corporation, the Banks identified on the signature pages hereof ("Banks") and BANQUE PARIBAS, a bank organized under the laws of the Republic of France, as Agent for Banks ("Agent").

         .        Pursuant to that certain Loan Agreement dated as of
January 13, 1994, by and among Borrower, Banks and Agent, as amended by that certain (i) First Amendment to Loan Agreement dated as of January 13, 1994,
(ii) Second Amendment to Loan Agreement dated as of September 6, 1994, (iii) Third Amendment Agreement dated as of October 12, 1994, (iv) Fourth Amendment to Loan Agreement dated as of December 19, 1994, (v) Fifth Amendment to Loan Agreement dated as of March 22, 1995, and (vi) Sixth Amendment to Loan Agreement dated as of September 6, 1995, (vii) Seventh Amendment to Loan Agreement dated as of April 1, 1996, (viii) Eighth Amendment to Loan Agreement dated as of April 8, 1996, and (ix) Ninth Amendment to Loan Agreement dated as of May 6, 1996 (as the same may be amended, renewed, extended, restated or otherwise modified from time to time, the "Agreement"), Banks agreed to provide to Borrower a revolving credit and letter of credit facility in the maximum aggregate principal amount of $15,000,000.

         a. The indebtedness of Borrower to the Banks pursuant to the Agreement is evidenced by (i) a Promissory Note dated February 22, 1994, in the maximum original principal amount of $10,000,000 made by Borrower and payable to the order of Banque Paribas, and (ii) a Promissory Note dated February 22, 1994, in the maximum original principal amount of $5,000,000 made by Borrower and payable to the order of Credit Lyonnais New York Branch (as amended, renewed, extended, restated, replaced or supplemented from time to time, whether by one or more other promissory notes or otherwise and whether payable to the Banks identified above or their successors or assigns, the "Notes").

         b. Borrower has, effective as of October 12, 1994, changed its name from "National Intergroup, Inc." to "FoxMeyer Health Corporation."

         c. The Obligations (as such term is defined in the Agreement) are secured by security interests evidenced and created by that certain Amended and Restated Pledge and Security Agreement dated as of October 12, 1994, by and between Borrower and Agent as amended by that certain First Amendment to Amended and Restated Pledge and Security Agreement dated as of March 22, 1995, and as such Amended and Restated Pledge and Security Agreement is concurrently herewith being further amended by that certain Second Amendment to Amended





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and Restated Pledge and Security Agreement dated as of April 8, 1996 (the
"Security Agreement Amendment") (as the same may be further amended, renewed, extended, restated or otherwise modified from time to time, the "Security Agreement"), which Security Agreement presently covers, in part, 207 shares of common stock of FoxMeyer Corporation ("FoxMeyer"), of which 56 shares of common stock of FoxMeyer were most recently pledged by Borrower to Agent on February 26, 1996.

         d. Borrower, Agent and Banks now desire, subject to the terms and provisions of this Amendment, to further amend the Agreement as herein set forth to, among other things, extend the Maturity Date of the Loan.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

               .      Terms Defined.  Unless otherwise defined in
this Amendment, each capitalized term used in this Amendment has the meaning given to such term in the Agreement (as amended by this Amendment).

               i.     Amendments to the Agreement.

         (a) Effective as of the date hereof, the term "Acceptable Commitment Letter" and the definition thereof are hereby added to Section 1.2 of the Agreement, which term and definition shall appear in alphabetical order in such Section 1.2 and shall read in their entirety as follows:

               "'Commitment Letter' means the commitment letters dated May 3, 1996, executed by FoxMeyer and General Electric Capital Corporation ("GECC") and by FoxMeyer and GECC's affiliates, copies of which have been delivered to Agent, which contemplate the refinancing of FoxMeyer's existing bank indebtedness and the distribution by FoxMeyer to Borrower of certain assets as more specifically provided therein."

         (b) Effective as of the date hereof, the term "Distributed Assets" and the definition thereof are hereby added to Section 1.2 of the Agreement, which term and definition shall appear in alphabetical order in such Section
1.2 and shall read in their entirety as follows:

               "'Distributed Assets' means all of the assets that are distributed from FoxMeyer to Borrower after May 3, 1996 as described more particularly in and contemplated by the Commitment Letter."





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         (c)   Effective as of the date hereof, the definition of the term
"Maturity Date" in Section 1.2 of the Agreement is hereby amended and restated to read in its entirety as follows:

               "'Maturity Date'.  Means June 30, 1996."

         (d) Effective as of the date hereof, a new Section 6.1(o) is hereby added to the Agreement, which Section 6.1(o) shall read in its entirety as follows:

               "(o)    Distributed Assets.  The Distributed Assets
(i) shall be distributed from FoxMeyer to Borrower on or before June 30, 1996,
(ii) shall be acquired by Borrower free and clear of any Lien (other than Liens relating to equipment leases, not to exceed $100,000 in the aggregate), (iii) shall include at least 1,676,300 shares of common stock of SysteMed, Inc. (the "SysteMed Shares") having a fair market value of approximately $5,000,000 and
(iv) shall include other assets such that the aggregate book value of all Distributed Assets shall be at least $60,000,000 as of March 31, 1996.
Borrower shall use its best efforts to promptly sell all SysteMed Shares which are distributed to it by FoxMeyer as a part of the Distributed Assets at the price or prices quoted on the national stock exchange on which such shares are listed and, concurrently with such sale, shall pay all proceeds of such sale to Agent for application against (and, if applicable, as a prepayment of) the Loans. In addition, Borrower may sell such other of the Distributed Assets (other than the SysteMed Shares) and, concurrently with each such sale of assets, shall pay all proceeds of such sale to Agent for application against (and, if applicable, as a prepayment of) the Loans; provided, however, that up to 40% of the proceeds of such sales not to exceed an aggregate amount equal to the remainder of $5,000,000 minus the New Loan Amount (as hereinafter defined) may be retained by Borrower. Notwithstanding anything to the contrary contained in Section 6.2(g), Borrower shall not encumber or otherwise allow to be created or exist any Lien upon the Distributed Assets (other than Liens in favor of Agent) or any Margin Stock except for Distributed Assets, other than the SysteMed Shares, constituting Margin Stock to the minimum extent (and only to such extent) necessary to secure a new loan or loans to Borrower in an amount not to exceed the remainder of $5,000,000 minus the proceeds of all sales of Distributed Assets which have not been paid by Agent for application against the Loans (the "New Loan Amount"). Borrower shall, on or before June 15, 1996, deliver to Agent a written plan of liquidation with respect to all or a portion of the Distributed Assets that will generate sufficient proceeds to repay the Loans in full."

               ii. Effect of this Amendment. The Loan Documents (including, without limitation, the Agreement as amended by this Amendment) shall remain in full force and effect except that any reference in any Loan Documents to





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the Agreement shall be deemed to refer the Agreement as amended by this
Amendment.

               iii. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:

         (a) Agent shall have received all of the following, each dated (unless otherwise indicated) the date of this Amendment, in form and substance satisfactory to Agent:

                 (i) Borrower Resolutions. Resolutions of the Board of Directors of Borrower certified by its Secretary or an Assistant Secretary which authorize the execution, delivery and performance by Borrower of this Amendment and the other Loan Documents to which Borrower is or is to be a party hereunder;

                 (ii) Opinion of Counsel. A favorable opinion of legal counsel to Borrower as to (A) the authorization, execution and delivery of this Amendment and (B) such other matters as Agent may reasonably request, including, without limitation, the following:

                       (1) Borrower is duly organized, validly existing and in good standing under the laws of the State of Delaware.

                       (2)     Borrower has the corporate power and
authority to execute, deliver and perform the Agreement (as amended by this Amendment) and the other Loan Documents to which it is a party and the execution, delivery and performance by Borrower thereof and the transactions thereunder have been duly authorized by all necessary action on the part of Borrower and do not and will not violate the articles of incorporation or bylaws of Borrower or the provisions of any law or any rule, regulation or order of any governmental authority and do not and will not result in a breach or violation of, or constitute a default under, or require any consent or result in the creation of any lien, charge or encumbrance upon any of Borrower's properties, revenues or assets under, any agreement, instrument or document to which Borrower is a party or by which Borrower or any of its properties may be bound.

                       (3) The Agreement (as amended by this Amendment) and the other Loan Documents to which Borrower is a party have been duly executed and delivered by Borrower and constitute the legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency,





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reorganization, moratorium or other similar laws relating to the enforcement of creditors' rights generally.

                       (4) There are no legal or arbitral proceedings, and no proceedings by or before any governmental or regulatory authority or agency, pending or, to our knowledge, threatened against or affecting Borrower or any properties or rights of Borrower, which if adversely determined, would have a material adverse effect on the financial condition or operations of Borrower.

                       (5) No authorization, consent, approval, license, filing or registration with any governmental or regulatory authority or agency is required in connection with the execution, delivery or performance by Borrower of the Agreement (as amended by this Amendment) or the other Loan Documents to which Borrower is a party.

                 (iii) Extension. An extension fee paid by Borrower to Agent in the amount of $35,475 (to be shared by Banks based upon their Pro Rata Shares); and

                 (iv) Additional Information. Agent shall have received such additional documents, instruments and information as Agent or its legal counsel, Jenkens & Gilchrist, a Professional Corporation, may request.

         (b) The representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof.

         (c) No Default or Event of Default shall have occurred and be continuing (after giving effect to Paragraph 2 of this Amendment).

         (d) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all other agreements, documents, instruments executed and/or delivered pursuant hereto and all legal matters incident thereto, shall be satisfactory to Agent and its legal counsel, Jenkens & Gilchrist, a Professional Corporation.

                 iv. Representations and Warranties. Borrower hereby represents and warrants to Agent and Banks that, as of the date of and after giving effect to this Amendment, (a) all representations and warranties set forth in the Agreement are true and correct as if made again on and as of such date (except to the extent that such representations and warranties were expressly, in the Agreement, made only in reference to a specific date), (b) no Default or Event of Default has occurred and is continuing, and (c) the Agreement (as amended by this Amendment), the Notes and the other Loan Documents are and remain legal, valid,





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binding and enforceable obligations of Borrower.  In addition, Borrower hereby represents and warrants to Agent and Banks that no default or event of default has occurred and is continuing with respect to the Credit Lyonnais Loan. Borrower further hereby represents and warrants to Agent and Banks that the only assets and property in which Liens have been granted to secure the Credit Lyonnais Loan are those assets and property (or permitted substitutions thereof) granted at the time of the original closing of the Credit Lyonnais Loan Agreement.

                 v. GOVERNING LAW. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND APPLICABLE U.S. FEDERAL LAWS.

                 vi. Counterparts. This Amendment may be executed in any number of counterparts, all of which when taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.

                 vii.  NO ORAL AGREEMENTS.  THIS AMENDMENT, TOGETHER WITH
THE AGREEMENT AND THE OTHER LOAN DOCUMENTS AS WRITTEN, REPRESENT THE FINAL AGREEMENTS BETWEEN AND AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN (A) BORROWER AND (B) AGENT OR ANY BANK.

                 viii. Agreement Remains in Effect; No Waiver. Except as expressly provided herein, all terms and provisions of Agreement and the other the Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed. No waiver by Agent or any Bank of any Default or Event of Default shall be deemed to be a waiver of any other Default or Event of Default. No delay or omission by Agent or any Bank in exercising any power, right or remedy shall impair such power, right or remedy or be construed as a waiver thereof or an acquiescence therein, and no single or partial exercise of any such power, right or remedy shall preclude other or further exercise thereof or the exercise of any other power, right or remedy under the Agreement, the Loan Documents or otherwise.

                 ix. Payment of Costs, Fees and Expenses. Borrower shall promptly pay any and all costs, fees and expenses paid or incurred by Agent incident to this Amendment (including, without limitation, the fees and expenses of counsel to Agent).





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                 x.    No Waiver.  This Amendment is limited strictly as
written and shall not constitute a waiver of, or any consent to noncompliance with, any term or provision of the Agreement or any other Loan Document. Without limiting the generality of the foregoing, this Amendment shall not constitute a waiver of, or any consent to noncompliance with, any term or provision of the Agreement relating to any Borrowing Base Deficiency (if any).

         IN WITNESS WHEREOF, Borrower, Agent and Banks have caused this Amendment to be executed and delivered by their duly authorized officers effective as of the date first above written.

                                BORROWER:
                                --------

                                FOXMEYER HEALTH CORPORATION,
                                  (f/k/a National Intergroup, Inc.)


                                By:
                                   --------------------------------------------
                                Name:   Grady E. Schleier
                                Title:  Vice President and Treasurer


                                AGENT:
                                -----

                                BANQUE PARIBAS, as Agent for Banks


                                By:
                                   --------------------------------------------
                                Name:   Kenneth E. Moore, Jr.
                                Title:  Vice President


                                By:
                                   --------------------------------------------
                                Name:   Pierre-Jean de Filippis
                                Title:  General Manager






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                                BANKS:
                                -----

                                BANQUE PARIBAS


                                By:
                                   --------------------------------------------
                                Name:   Kenneth E. Moore, Jr.
                                Title:  Vice President


                                By:
                                   --------------------------------------------
                                Name:   Pierre-Jean de Filippis
                                Title:  General Manager

                                CREDIT LYONNAIS NEW YORK BRANCH


                                By:
                                   --------------------------------------------
                                Name:
                                     ------------------------------------------
                                Title:
                                      -----------------------------------------





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